Exhibit 10.4

JUNIOR LIEN PATENT AND TRADEMARK SECURITY AGREEMENT

This Junior Lien Patent and Trademark Security Agreement dated as of March 31, 2010 (the “Patent and Trademark Security Agreement”) is made by Flotek Industries, Inc., a Delaware corporation (the “Debtor”) and each subsidiary of the Debtor signatory hereto (together with the Debtor, the “Grantors” and individually, a “Grantor”), in favor of U.S. Bank National Association, as Collateral Agent (in such capacity, together with its successors and assigns, the “Collateral Agent”) for the benefit of the Secured Parties (as defined herein).

Preliminary Statement

Pursuant to that certain Exchange Agreement dated as of March 31, 2010 (as amended or otherwise modified from time to time, the “Exchange Agreement”) among Debtor, the other Grantors and Whitebox Hedged High Yield Partners, LP (“WHHY”), IAM Mini-Fund 14 Limited (“IAM”), Pandora Select Partners, LP (“Pandora”), Whitebox Special Opportunities Fund, LP – Series B (“WSOB”), Whitebox Combined Partners, LP (“WCP”), Whitebox Convertible Arbitrage Partners, LP (“WCAP”), Whitebox Intermarket Partners LP (“WIP”), ECF Value Fund, L.P. (“ECF”), ECF Value Fund II, L.P. (“ECF II”) and ECF Value Fund International Ltd. (“ECF International”, together with WHHY, IAM, Pandora, WSOB, WCP, WCAP, WIP, ECF and ECF II, collectively, the “Exchanging Noteholders”), the Debtor is issuing to the Exchanging Noteholders up to $36,004,000 in aggregate principal amount of the Company’s 5.25% Convertible Senior Secured Notes due 2028 (together with any notes issued in substitution or exchange therefor, and as the same may be amended, restated, supplemented or otherwise modified from time to time, collectively, the “Notes”).

Grantors own the patents, patent registration, patent applications, trademarks, trademark registrations, and trademark applications, and are parties to the patent and trademark licenses listed on Schedule I attached hereto and by this reference incorporated herein.

In connection with the Exchange Agreement, the Grantors entered into a Junior Lien Pledge and Security Agreement of even date herewith (as amended or otherwise modified from time to time, the “Pledge and Security Agreement”) in favor of the Collateral Agent for the benefit of the Secured Parties (as defined in the Pledge and Security Agreement), pursuant to which the Grantors have granted to the Collateral Agent a security interest in all right, title and interest of the Grantors in and to the Intellectual Property Collateral, as such term is defined in the Pledge and Security Agreement, including, without limitation, all right, title and interest of Grantors, in, to, and under all now owned and hereafter acquired Patent Collateral and Trademark Collateral (each as defined in the Pledge and Security Agreement), set forth on Schedule I attached hereto, to secure the prompt payment, performance and observance of the Secured Obligations (as defined in the Pledge and Security Agreement).

Agreement

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantors do hereby further confirm, and put on the public record, their grant to the Collateral Agent of a security interest in, to, and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent and Trademark Collateral”);

(a) (i) all inventions and discoveries, whether patentable or not, all letters patent and applications for letters patent throughout the world, including but not limited to all the property set forth as “Patents” on Schedule I hereto, and any patent applications in preparation for filing, (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (i), and (iii) all patent licenses, and other agreements providing any Grantor with the right to use any items of the type referred to in clauses (i) and (ii) above;

(b) (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired, including but not limited to all of the property set forth as “Trademarks” on Schedule I hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America, or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, (ii) the right to obtain all reissues, extensions or renewals of the foregoing, (iii) all trademark licenses for the grant by or to any Grantor of any right to use any trademark, and (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (i) and (ii), and to the extent applicable clause (iii); and

(c) all products and proceeds of the foregoing, and rights associated therewith, including, without limitation, licenses, royalties income, payments, claims, damages and proceeds of infringement suits, any claim by Grantors against third parties for past, present or future (i) infringement or dilution of any patent, trademark, or patent or trademark registrations or licenses referred to herein, the patent or trademark registrations issued with respect to the patent or trademark applications referred to herein and the trademarks licensed under any trademark license, or (ii) injury to the goodwill associated with any patent, trademark, patent or trademark registration, or patent or trademark licensed under any patent or trademark license.

This security interest is granted in conjunction with the security interests granted to Secured Parties pursuant to the Pledge and Security Agreement. Grantors hereby acknowledge and affirm that the rights and remedies of Secured Parties with respect to the security interest in the Patent and Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[Signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto has caused this Junior Lien Patent and Trademark Security Agreement to be duly executed and delivered by its authorized officer as of the date first above written.

GRANTORS:

FLOTEK INDUSTRIES, INC.

By	/s/ John Chisholm
John Chisholm
President

TELEDRIFT COMPANY

FLOTEK PAYMASTER, INC.

MATERIAL TRANSLOGISTICS, INC.

PETROVALVE, INC.

TURBECO, INC.

USA PETROVALVE, INC.

FLOTEK INTERNATIONAL, INC.

PADKO INTERNATIONAL INCORPORATED

FLOTEK ECUADOR MANAGEMENT, LLC

FLOTEK ECUADOR INVESTMENTS, LLC

By	/s/ John Chisholm
John Chisholm
President

CESI CHEMICAL, INC. CESI MANUFACTURING, LLC SOONER ENERGY SERVICES, LLC

By	/s/ John Chisholm
John Chisholm
Chief Executive Officer

FLOTEK INDUSTRIES FZE

By	/s/ John Chisholm
John Chisholm
President

Signature Page to Junior Lien Patent and Trademark Security Agreement

SCHEDULE I

TO

JUNIOR LIEN PATENT AND TRADEMARK SECURITY AGREEMENT

Item A.	Patent Collateral

Issued Patents

Country	Serial No.	Filing Date	Inventor(s)	Title

USA	6,533,034	3/18/2003	Troy Barger	Centralized Stop Collar for Floating Centralizer

USA	5,829,952	11/3/1998	Darrel W. Shadden	Check Valve with Reversible Valve Ball and Seat

Canada	2,017,405	2/21/1995		Ball and Seat-Type Valve for Downhole Rod Pump

Canada	2,478,433	12/8/2009	John T. Pursley, David L. Holcomb and Glenn S. Penny	Composition and Process for Well Cleaning

Venezuela	52500	10/7/1994		Ball and Seat-Type Valve for Downhole Rod Pump

USA	6,761,215	7/13/2004	James Eric Morrison and Guy Morrison, III	Downhole Separator Method

China (Peoples Republic)	ZL03824239.7	7/18/2007		Downhole Separator and Method

Eurasian Patent Organization	007040	8/18/2006		Downhole Separator and Method

Schedule I to Junior Lien Patent and Trademark Security Agreement

Country	Serial No.	Filing Date	Inventor(s)	Title

USA	7,122,509	10/17/2006	John Todd Sanner, Glenn S. Penny and Roger Padgham	High Temperature Foamer Formulations for Downhole Injection

USA	7,544,639	6/9/2009	John T. Pursley, David L. Holcomb and Glenn S. Penny	Composition and Process for the Treatment of Hydrogen Sulfide

USA	7,380,606	6/3/2008	John T. Pursley, David L. Holcomb and Glenn S. Penny	Composition and Process for Well Cleaning

Australia	2003278716	1/8/2009		Downhole Separator and Method

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Cooperation Treaty	PCTUS9602445	2/23/1996		Improved Valve Plunger for a Ball and Seat-Type Check Valve

Canada	2,497,929	8/20/2003		Downhole Separator and Method

Schedule I to Junior Lien Patent and Trademark Security Agreement

Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Cooperation Treaty/European Patent Office	03716227.8	2/28/2003	John T. Pursley, David L. Holcomb and Glenn S. Penny	Composition and Process for Well Cleaning

Patent Cooperation Treaty/Norwegian National	2004 4148	2/28/2003	John T. Pursley, David L. Holcomb and Glenn S. Penny	Composition and Process for Well Cleaning

USA	339,248 Abandoned	1/25/2006	Michael M. Brezinski	Method of Treating a Subterranean Formation in the Presence of Ferric Ions and/or Sulfide Ions

USA	518,648	9/11/2006	Manoj Gopalan and Stephen B. Poe	Measurement While Drilling Apparatus and Method of Using the Same

Patent Cooperation Treaty	Publication No. WO/2007/033126	9/12/2006		Measurement While Drilling Apparatus and Method of Using the Same

USA	Application No. 12/156,201	5/30/2008		Process for Well Cleaning

USA	Application No. 12/268,408	11/10/2008		Drag-Reducing Copolymer Compositions

USA	Application No. 61/174,617	5/1/2009		Low Friction Centralizer

Schedule I to Junior Lien Patent and Trademark Security Agreement

Country	Serial No.	Filing Date	Inventor(s)	Title

USA	Application No. 12/618,535 Priority No. 61/114,125	11/13/2009		Water-in-Oil Microemulsions for Oilfield Applications

Patent Applications in Preparation

NONE.

Item B.	Trademark Collateral

Trademarks

Country	Trademark	Registration No.	Issue Date

USA	STIMLUBE	3,620,715	5/12/2009

Trademark Applications in Preparation

Country	Trademark

USA	FLOTEK

USA	PETROVALVE

USA	CESI

USA	“OPEN CIRCLE” SYMBOL

Schedule I to Junior Lien Patent and Trademark Security Agreement